UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 1997

                                 Q.E.P. CO. INC.
             (Exact name of registrant as specified in its charter)
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
         FLORIDA                          0-21161                        13-2983807
(State or other jurisdiction       (Commission File Number)            (IRS Employer
     of incorporation)                                               Identification No.)
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                    1081 HOLLAND DRIVE, BOCA RATON, FL 33487
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (561) 994-5550

_________________________________________N/A____________________________________
          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On October 21, 1997, pursuant to a Stock Purchase Agreement dated as of the same date between the Registrant and RCI Holdings Inc., a Delaware corporation (the "Seller"), the Registrant purchased (the "Roberts Acquisition") all of the issued and outstanding stock of Roberts Consolidated Industries Inc. ("Roberts"), a Delaware corporation and wholly owned subsidiary of the Seller. Roberts is engaged in the manufacture and sale of carpet installation products, including carpet adhesives and installation tools. Roberts operates three leased manufacturing facilities: one in city of Industry, California; one in Mexico, Missouri; and one in Bramalea, Ontario, Canada. The Registrant expects to continue Roberts's current operations.

         The purchase price for the Roberts Acquisition was $12,350,000 in cash, the issuance to the Seller and its designees of 8% Subordinated Debentures due 2001 in an aggregate amount of $7,500,000 and the issuance to the Seller and its designees of warrants to purchase 200,000 shares of common stock of the Registrant at a purchase price of $10 per share. The purchase price was determined through negotiations between the Registrant and the Seller. The cash portion of the purchase price was funded through an increase in the Registrant's existing term loan and revolving credit facilities with Fleet National Bank. In connection with the acquisition, the Registrant received a fairness opinion from Fahnestock & Co., Inc., the Registrant's investment banker.

         The foregoing is subject to the actual provisions of the above referenced Stock Purchase Agreement, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. It is impracticable to provide the financial statements relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as possible, but no later than 60 days from the date of this filing.

         (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the pro forma financial information relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the require pro forma financial information as soon as practicable, but no later than 60 days from the date of filing.


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 (c)       EXHIBITS

        EXHIBIT NUMBER                          DESCRIPTION
        --------------                          -----------

           2.1                 Stock Purchase Agreement dated
                               October 21, 1997 between the Registrant
                               and RCI Holdings, Inc.

          99.1                 Form of Warrant issued to the
                               following persons, in the following
                               amounts:

                               RCI Holdings, Inc.                        100,000
                               Marlborough Capital Fund, LTD.            100,000

          99.2                 Form of 8% Convertible Debenture
                               issued to the following persons in the
                               following amounts:

                               RCI Holdings, Inc.                  $1,911,673.30
                               Marlborough Capital Fund            $5,088,326.70
                               IBJ Schroeder as Escrow agent       $  500,000.00

          99.3 Escrow Agreement dated October 21, 1997 among the Registrant, RCI Holdings, Inc. and IBJ Schroeder
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Q.E.P. Co., Inc.
                              (Registrant)

                              By: /s/ MARC P. APPLEBAUM
                                  ---------------------------------------------
                                  Marc P. Applebaum, Chief Financial Officer




                              Date:  November 3, 1997
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                                  EXHIBIT INDEX

   EXHIBIT NUMBER                          DESCRIPTION
   --------------                          -----------

      2.1                 Stock Purchase Agreement dated
                          October 21, 1997 between the Registrant
                          and RCI Holdings, Inc.

     99.1                 Form of Warrant issued to the
                          following persons, in the following
                          amounts:

                          RCI Holdings, Inc.                             100,000
                          Marlborough Capital Fund, LTD.                 100,000

     99.2                 Form of 8% Convertible Debenture
                          issued to the following persons in the
                          following amounts:

                          RCI Holdings, Inc.                       $1,911,673.30
                          Marlborough Capital Fund                 $5,088,326.70
                          IBJ Schroeder as Escrow agent            $  500,000.00

     99.3                 Escrow Agreement dated October 21, 1997
                          among the Registrant, RCI Holdings, Inc.
                          and IBJ Schroeder